SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: September 4, 2001
                        (Date of earliest event reported)


                            FORD MOTOR CREDIT COMPANY
             (Exact name of registrant as specified in its charter)


                                    Delaware
                 (State or other jurisdiction of incorporation)


       1-6368                                             38-1612444
(Commission File Number)                      (IRS Employer Identification No.)


                   One American Road, Dearborn, Michigan 48126
               (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code 313-322-3000

Item 5.  Other Events.
----------------------

         The Ford Motor Company ("Ford") news release dated September 4, 2001 concerning U.S. retail sales of Ford vehicles in August 2001, filed as Exhibit
99.1 to this report, is incorporated by reference herein. Ford's North American Production and Overseas Sales schedule dated September 4, 2001, filed as
Exhibit 99.2 to this report, is incorporated by reference herein.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
---------------------------------------------------------------------------


                                    EXHIBITS
                                    --------

Designation                Description                   Method of Filing
-----------                -----------                   ----------------

Exhibit 99.1               Ford Motor Company News
                           Release dated
                           September 4, 2001             Filed with this Report

Exhibit 99.2               Ford Motor Company
                           North American Production
                           and Overseas Sales Schedule
                           dated September 4, 2001       Filed with this Report



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




                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.

                                            FORD MOTOR CREDIT COMPANY
                                            -------------------------
                                            (Registrant)


Date:  September 4, 2001             By: /s/ S. P. Thomas
                                             -------------------
                                             S. P. Thomas
                                             Assistant Secretary


                                  EXHIBIT INDEX
                                  -------------



Designation                Description
-----------                -----------

Exhibit 99.1               Ford Motor Company News
                           Release dated September 4, 2001

Exhibit 99.2               Ford Motor Company North American
                           Production and Overseas Sales
                           Schedule dated September 4, 2001


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